UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.
(Name of Registrant as Specified in Its Charter)
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 [DWS LOGO]

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

[May               ], 2010

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the “Fund”) is to be held at 10:00 a.m. Eastern time, on Monday, July 12, 2010 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017.  Stockholders who are unable to attend the Meeting are strongly encouraged to submit a proxy, which is customary in corporate meetings of this kind.  A Notice of Annual Meeting of Stockholders, a Proxy Statement regarding the Meeting, a [white] proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed.  You may instead authorize a proxy by touch-tone telephone or through the Internet, as explained on your proxy card.

At the Meeting, the stockholders of the Fund are being asked to consider and act upon two proposals.  There will also be an opportunity to discuss matters of interest to you as a stockholder.

First, stockholders are being asked to elect four (4) Board Members as set forth in the Notice of Annual Meeting of Stockholders and as explained in the Proxy Statement.  The Board Members standing for election at the Meeting currently serve as Class III Board Members and, if elected, would serve for a term expiring at the annual meeting of stockholders in 2013 or until their successors have been duly elected and qualified.  The Board recommends stockholders vote FOR the election of each Class III Board Member nominee.

Second, stockholders are being asked to consider a stockholder proposal requesting that the Board of the Fund take the necessary steps to declassify the Fund’s Board of Directors.  Western Investment, LLC has notified the Board that it intends to present this proposal, though the proposal will only be submitted to a vote if it is properly presented at the Meeting.  The Board believes that the current classified Board structure promotes stability, continuity and accountability to stockholders, as well as provides protection against hostile takeovers and unfair and abusive tactics.  After thorough consideration, the Board has reached the conclusion that the stockholder proposal would not be in the best interests of the Fund and, accordingly, the Board is recommending stockholders vote AGAINST the stockholder proposal regarding Board declassification.

Western Investment LLC has notified the Fund of its intention to run an opposing slate of candidates against the Board’s nominees for Board Members and otherwise solicit support for its proposal regarding board declassification.  Western Investment LLC might send you materials in an effort to solicit your vote for its Board nominees and its stockholder proposal.  The Board unanimously believes that Western Investment LLC’s actions are not in the Fund’s best interests and urges you to NOT RETURN any proxy card sent to you by Western Investment LLC.

Your vote at the Meeting is particularly important to all stockholders of the Fund because of the possible nomination by a dissident stockholder of a separate slate of nominees.  The Fund’s Board of Directors unanimously recommends that you vote for the election of the Board’s four nominees listed on the enclosed [WHITE] proxy card.  The Board believes that the Board’s nominees will best serve the best interests of the Fund.

Thank you for your response and for your continued investment.

Respectfully,

Paul K. Freeman

Chairman of the Board of Directors

A [WHITE] PROXY CARD IS ENCLOSED.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THE FUND ARE URGED TO SIGN THE [WHITE] PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING.  THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.  IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT GEORGESON, INC., THE FUND’S PROXY SOLICITOR, AT [1-800-__________].

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

Notice Of Annual Meeting Of Stockholders

Please take notice of the Annual Meeting of Stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., a Maryland corporation (the “Fund”) (the “Meeting”), will be held July 12, 2010 at 10:00 a.m. (Eastern time), at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 for the following purposes:

MATTER PROPOSED BY MANAGEMENT: ELECTION OF DIRECTORS

Proposal:

1.
To consider and vote upon the election of Ms. Rebecca W. Rimel and Messrs. Kenneth C. Froewiss, William N. Searcy, Jr. and Robert H. Wadsworth as Class III Board Members of the Fund, each to serve until the 2013 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies.

MATTER PROPOSED BY DISSIDENT STOCKHOLDER: DECLASSIFICATION OF THE BOARD

Proposal:

2.	To consider and vote upon a stockholder proposal requesting that the Board of the Fund take the necessary steps to declassify the Fund’s Board of Directors, if properly presented at the Meeting.

OTHER MATTERS

3.	To consider and vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.  Holders of record of shares of the Fund at the close of business on May 21, 2010 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1–THE ELECTION OF EACH CLASS III BOARD MEMBER NOMINEE.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 2–THE STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION.

By order of the Board of Directors John Millette Secretary [May ____], 2010

IMPORTANT - We urge you to sign and date the enclosed [WHITE] proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience.  Your prompt return of the enclosed [WHITE] proxy card (or your voting by telephone or via the Internet) may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting.  Instructions for signing the proxy card are listed in an Appendix to this proxy statement.  Please do not sign any [            ] or other color proxy card that may be provided by the dissident stockholder.  If you have any questions, please call Georgeson Inc., the Fund’s proxy solicitor, at the special toll-free number we have set up for you [(1-800-________)], or contact your financial advisor.

The most recent Annual Report of the Fund, containing audited financial statements for the applicable fiscal years (the “Report”), previously has been furnished to the Fund’s stockholders.  An additional copy of the Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-349-4281.  Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

PROXY STATEMENT

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 12, 2010.  This proxy statement is available at www.envisionreports.com/[      ]

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on Monday, July 12, 2010 at 10:00 a.m. (Eastern time), and at any postponement(s) or adjournment(s) thereof (the “Meeting”).

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed [white] proxy card are first being mailed to stockholders on or about [June _____], 2010, or as soon as practicable thereafter.  Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the Board’s recommendations as stated in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

PROPOSAL 1:  ELECTION OF DIRECTORS

Persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions with respect to the holders of common stock of the Fund, to vote all proxies “FOR” the election of the four nominees indicated in Proposal 1 and listed in “Information Concerning Nominees” as Class III Directors of the Fund.  If elected, Ms. Rebecca W. Rimel and Messrs. Kenneth C. Froewiss, William N. Searcy, Jr. and Robert H. Wadsworth will each serve on the Board of the Fund until the Fund’s annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualify or until they sooner retire, resign or are removed from office. All nominees have consented to stand for election and to serve if elected.  If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the Fund to replace any such nominee.

The Fund has received notice from a dissident stockholder of that stockholder’s intent to nominate a separate slate of individuals for election to the Board at the Meeting, and it is possible that the dissident stockholder will prepare and mail proxy materials to solicit your vote in favor of the alternate nominees.  As discussed more fully below, the Nominating and Governance Committee of the Board has decided to recommend to the Board that the individuals named below, each of whom is a current Board member, be nominated by the Board.

The Board’s Nominating and Governance Committee is responsible for evaluating candidates for membership on the Board and recommending a proposed slate of nominees for consideration by the full Board.  In determining to recommend the nomination of current Board Members of the Fund, the Nominating and Governance Committee considered the cost and operational efficiencies realized by having a single consolidated board oversee substantially all DWS funds.  The Nominating and Governance Committee also considered the qualifications of the candidates proposed to be nominated by the dissident stockholder.  The Fund’s Board concluded that the nomination of the current Board Members whose terms expire at the Meeting is in the best interests of the Fund because they will fairly and objectively consider the interests of the Fund in determining the future direction of the Fund.  The Board unanimously recommends that stockholders vote for the election of the Board’s nominees.

 Information Concerning the Board’s Nominees

The following table sets forth certain information concerning each of the nominees for Director of the Fund.  Each nominee is now a Director of the Fund and of other DWS funds managed by Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”).  Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity.  For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed in the following table.

Independent Directors/Nominees*

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the Fund and Length of Time Served(2)
Kenneth C. Froewiss (1945)
Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Board Member since Fund inception in 2007.
Rebecca W. Rimel (1951)
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to 2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc. (2009-present) (health care); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)
Board Member since Fund inception in 2007.

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the Fund and Length of Time Served(2)
William N. Searcy, Jr. (1946)
Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)
Board Member since Fund inception in 2007.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Board Member since 2008.

_____________
*	Director or Nominee for Director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)

(1)	The mailing address of each Director Nominee is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

(2)	Each Class III Board Member, except Mr. Wadsworth, currently oversees 126 funds in the DWS funds complex. Mr. Wadsworth currently oversees 129 funds in the DWS funds complex.

 Information Concerning Continuing Directors

The Board of Directors of the Fund is divided into three classes.  The terms of Class I and Class II Directors do not expire this year.  The following table sets forth certain information regarding the Directors in such classes.  Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity.  All of the continuing Directors, except for Mr. Ingo Gefeke, would be Independent Directors.

Class I --- Continuing Directors to serve until 2011 Annual Meeting of Stockholders:

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the Fund and Length of Time Served(2)
John W. Ballantine (1946)
Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International
Board Member since 2008.

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the Fund and Length of Time Served(2)

Henry P. Becton, Jr. (1943)
Vice Chair and former President, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company (medical technology company); Lead Director, Belo Corporation (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service
Board Member since Fund inception in 2007.
Dawn-Marie Driscoll (1946)
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
Board Member since Fund inception in 2007.
Keith R. Fox (1954)
Managing General Partner, Exeter Capital Partners (a series of private investment funds); Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies
Board Member since Fund inception in 2007.
Paul K. Freeman (1950)
Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)
Board Member since 2008; Chairperson since 2009.
_____________
(1)	The mailing address of each Director is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

(2)	Each Class I Director currently oversees 126 funds in the DWS funds complex.

Class II --- Continuing Directors to serve until 2012 Annual Meeting of Stockholders:

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the Fund and Length of Time Served(2)
Richard J. Herring (1946)
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
Board Member since Fund inception in 2007.
William McClayton (1944)
Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival
Board Member since 2008.
Jean Gleason Stromberg (1943)
Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
Board Member since Fund inception in 2007.
Ingo Gefeke(3) (1967)
Managing Director, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending.  Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly:  Global Chief Administrative Officer Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
Board Member since 2010.
_____________
(1)	The mailing address of each Independent Director is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

(2)	Each Class II Board Member, except Mr. Gefeke, currently oversees 126 funds in the DWS funds complex. Mr. Gefeke currently oversees 58 funds in the DWS funds complex.

(3)	As a result of his positions held with the Advisor, Mr. Gefeke is considered an “interested person” of the Fund within the meaning of the 1940 Act.

As reported to the Fund, Exhibit A to this Proxy Statement sets forth the dollar range of securities beneficially owned and the amount of shares beneficially owned by the Directors and Nominees in the Fund as of May 1, 2010.  Under the Board Governance Policies, the Board has established the expectation that within three years of becoming a Board member, a Board member will have invested in the aggregate at least $200,000 in the DWS funds.

The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval.  In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member’s record of service as a director or trustee of public and private organizations.  In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds.  This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of Fund shareholders and their ability to work effectively and collegially with other members of the Board.  The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine -- Mr. Ballantine’s experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various U.S. and foreign banks.

Henry P. Becton, Jr. -- Mr. Becton’s professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll -- Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox -- Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

Paul K. Freeman -- Dr. Freeman’s professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.

Kenneth C. Froewiss -- Dr. Froewiss’ professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Ingo Gefeke -- Mr. Gefeke’s experience as a senior executive in various parts of Deutsche Bank’s investment management businesses and his current service as the chief executive officer of DWS Investments.

Richard J. Herring -- Dr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton -- Mr. McClayton’s professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel-- Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy -- Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg -- Ms. Stromberg’s professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth -- Mr. Wadsworth’s experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

Required Vote; Possible Proxy Contest and Opposing Slate of Nominees; Recommendations of the Board of Directors

The election of each Class III Director under Proposal 1requires the affirmative vote of the holders of a majority of the Fund’s shares of common stock outstanding and entitled to vote thereon.  With respect to Proposal 1, abstentions and broker non-votes, if any, will have the effect of votes against the applicable nominee(s). The Board of Directors of the Fund recommends that stockholders vote “FOR” its nominees on the [WHITE] proxy card.

Western Investment LLC, the dissident stockholder responsible for the proposal under Proposal 2 below, has notified the Fund of its intention to run an opposing slate of candidates against the Board’s nominees for Director.  The dissident may send you materials in an effort to solicit your vote for its Board nominees, as well as for its proposal to declassify the Board. The Fund’s Board unanimously believes that the dissident stockholder’s actions are not in the Fund’s best interests and urges you to NOT RETURN any proxy card sent to you by the dissident stockholder.

 Officers

The officers of the Fund are set forth in Exhibit B hereto.

 Compensation of Directors and Officers

Each Independent Director receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson.  No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees.  Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Directors and Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.  Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Director by the Fund and to each Independent Director by the DWS funds complex for the fiscal year ended December 31, 2009.

 Board Structure

The primary responsibility of the Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.  If the Class III Director nominees are elected by stockholders, the Board will be comprised of one individual who would be an interested Director, and twelve individuals who would be Independent Directors.  SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act.  If the Class III Director nominees are elected by stockholders, 92% will be Independent Directors.  Each of the Class III Director nominees that will be considered an Independent Director, if elected, has been selected and nominated solely by the current Independent Directors of the Fund.

The Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures.  Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other services.  The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties.  For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.  An Independent Director, Dr. Freeman, has served as Chairperson of the Board of the Fund since January 1, 2009.  He was elected by the other Board Members for an initial three year term ending December 31, 2011.

During calendar year 2009, the Board met seven (7) times.  Each Board Member attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2009.  While the Fund does not have a policy with regard to the Directors’ attendance at annual stockholder meetings, typically at least one Director attends each year.  One of the Independent Directors, Robert H. Wadsworth, attended the Fund’s 2009 annual meeting.

The Board of the Fund provides a process for stockholders to send communications to the Board.  Correspondence should be sent by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board.  These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate.  Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts.  The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.  The membership and chair of each committee are appointed by the

Board upon recommendation of the Nominating and Governance Committee.  The membership and chair of each committee consists exclusively of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs.  While risk management is the primary responsibility of the Fund’s investment adviser, the Board regularly receives reports regarding investment risks and compliance risks.  The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Fund’s investment adviser and administrator how it monitors and controls such risks.

The Board of the Fund has established the following standing committees:  Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee and Operations Committee (each a “Committee”).  For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board.  The function, membership and number of meetings held in calendar year 2009 for each Committee is discussed below.  All Committee members are Independent Board Members.

Audit Committee.  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund.  It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence.  The Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/ Audit_Committee_Charter.pdf.  The Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”) listing standards applicable to closed-end funds.  During the calendar year 2009, the Audit Committee of the Fund’s Board held nine (9) meetings.

For the 2009 fiscal year, the Fund’s Audit Committee reviewed and discussed the audited financial statements with management.  The Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance).  The Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence, including the matters described beginning on page [___].  Based on its review of the Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to stockholders for the Fund’s 2009 fiscal year.  The current members of the Fund’s Audit Committee are:

William McClayton (Chair)

Kenneth C. Froewiss (Vice Chair)
Henry P. Becton, Jr.
Keith R. Fox
Richard J. Herring
William N. Searcy, Jr.

Nominating and Governance Committee.  The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board.  The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member.  The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (vi) the current composition of the Board.   The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.  The Nominating and Governance Committee reviews recommendations by stockholders for candidates for Board positions on the same basis as candidates recommended by other sources.  Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO  80250-1833.  The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton.  During the calendar year 2009, the Nominating and Governance Committee of the Fund’s Board held seven (7) meetings.  A copy of the Fund’s Nominating and Governance Committee Charter is available at https://www.dws-investments.com/EN/docs/products/Nominating_and_Goverance_Committee.pdf.

Contract Committee.  The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios.  The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), John W. Ballantine, Dawn-Marie Driscoll and William N. Searcy, Jr.  During the calendar year 2009, the Contract Committee of the Fund’s Board held seven (7) meetings.

Equity Oversight Committee.  The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team).  The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel.  During the calendar year 2009, the Equity Oversight Committee of the Fund’s Board held seven (7) meetings.

Operations Committee.  The Operations Committee reviews the administrative operations and general compliance matters of the Fund.  The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate.  The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures.  The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session.  The members of the Operations

Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.  The members of the Valuation Sub-Committee are John W. Ballantine, Robert H. Wadsworth, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and Jean Gleason Stromberg (Alternate).  During the calendar year 2009, the Operations Committee  held six (6) meetings and the Valuation Sub-Committee did not meet.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PROPOSAL 2: STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION

 If properly presented for consideration at the Meeting, Proposal 2 will allow stockholders to vote on a proposal by a dissident stockholder to declassify the Board of Directors of the Fund.  The Board unanimously recommends that you vote AGAINST the stockholder proposal regarding Board declassification set forth below.

 Stockholder Proposal

Arthur D. Lipson, Managing Member of Western Investment, LLC, on behalf of Western Investment, LLC (“Western Investment”), 7050 South Union Park Center, Suite 590, Midvale, Utah 84047, owning [______________] shares of the Fund’s common stock as of [_________________], 2010, has advised the Fund that Western Investment plans to introduce the resolution presented below at the Meeting.  If Western Investment does not properly present this proposal at the Meeting, the proposal will not be submitted to a vote.  The Board believes that this stockholder proposal would not be in the best interests of the Fund and asks stockholders to consider the Board’s response which follows the stockholder proposal and supporting statement.

Stockholders should be aware that the stockholder proposal, if properly presented for stockholder action at the Meeting, is simply a recommendation that the Board consider Board declassification.  Approval of the stockholder proposal requires a majority of the votes cast at the Meeting, assuming a quorum is present.  Approval of the stockholder proposal would not automatically result in the elimination of the Fund’s classified board structure.  A formal amendment repealing the classified board provisions of the Fund’s Articles of Amendment and Restatement and By-Laws, as amended, would need to be submitted to the Fund’s stockholders at a subsequent meeting, and it would require approval by (i) the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast by holders of the Fund’s common stock and preferred stock, each voting as a separate class; or (ii) the approval by the affirmative vote of at least eighty percent (80%) of the total number of the Fund’s Continuing Directors (as defined in the Articles of Amendment and Restatement) and the affirmative vote of at least a majority of the votes entitled to be cast by holders of the Fund’s common stock and preferred stock, each voting as a separate class.  Therefore, even if the current proposal were to pass at the upcoming annual meeting, there would be no guarantee that a sufficient number of stockholders would vote to repeal the classified board provisions of the Fund’s Articles of Amendment and Restatement and By-Laws, as amended.

In accordance with rules of the Securities and Exchange Commission (“SEC”), the text of Western Investment’s resolution and supporting statement is printed verbatim from their submission.  Neither the Fund, the Board, nor DIMA is responsible for the contents of Western Investment’s proposal or supporting statement.

Proposal:
RESOLVED, that the shareholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (“DRP”) hereby request that the Board of Directors of DRP (the “Board”) take the necessary steps to declassify the Board so that all directors are elected on an annual basis.  Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

 Supporting Statement of Western Investment:

We believe the annual election of all directors encourages board accountability to its shareholder constituents.  This view is shared by many others, and we believe is generally held to be the standard for corporate governance best practices.  In fact, RiskMetrics Group, one of the leading proxy advisory firms, and The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, both recommend that all directors be elected annually.

Currently, the Board is divided into three classes serving staggered three-year terms.  It is our belief that the classification of the Board is strong proof the Board is not acting in the best interests of shareholders.  A classified board protects the incumbents, which in turn dilutes the voice of shareholders and limits board accountability to shareholders.

In this difficult market and economic environment, accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments in DRP.  It is inexcusable:

•	DRP’s common stock traded an amazing 83% below its issue price and, as of February 4, 2010, was trading more than 62% below its issue price.

•
DRP continues to engage an investment manager, Deutsche Investment Management Americas Inc., that oversaw losses in net asset value of an unbelievable 95% and 88%, respectively, in two sister funds of DRP, DWS RREEF Real Estate Fund II, Inc. (AMEX:SRO) and DWS RREEF Real Estate Fund, Inc. (AMEX:SRQ), leading to management’s decision to liquidate the funds.

•
DRP’s shares have traded at a persistent discount to its per share net asset value (“NAV”), frequently over 15% over the past two years, bottoming out at an incredible 34.6% discount to NAV on October 9, 2009.

If this proposal is approved by shareholders and adopted by the Board, the Board will take steps to have all directors elected annually, without affecting the unexpired terms of previously elected directors.  As a result, after the phase-in, all directors would be subject to annual review by shareholders.

It is clear shareholders must have the opportunity to annually evaluate and weed out ineffective and underperforming directors in order to keep the Board focused on performance and maximizing shareholder value.

For a greater voice in the corporate governance of DRP and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal to declassify the Board.

END OF PROPOSAL AND SUPPORTING STATEMENT

 Response of the Board of Directors

The Fund’s Board has carefully considered the stockholder proposal and the arguments for and against a classified board.  The Board continues to believe that a classified board structure is in the best interests of the Fund and its stockholders and opposes the stockholder proposal for the reasons discussed below.  The Board recommends that you vote AGAINST the stockholder proposal.

The Fund’s Articles of Amendment and Restatement and Amended and By-Laws, as amended, currently provide for the Board Members to be classified into three classes, and the Board Members of each class are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year of their term and until their successors have been duly elected and qualified.  The terms of office of Class I, II and III Board Members will expire as of the annual meeting of stockholders to be held in 2011, 2012 and 2010, respectively.  The current classified board structure has been in place since the Fund’s inception in 2007.

Stability and Continuity.  The classified board is designed to promote stability and continuity in the management of the Fund by ensuring that a majority of the Fund’s Board Members at any given time have prior experience as Board Members of the Fund.  Under the classified board structure, only those Board Members in a single class may be replaced in any one year, and it would require two years to change a majority of the Board.  The Board believes that Board Members who have experience with the Fund and knowledge about the Fund’s operations are a valuable resource in the management of the Fund.  The Board also believes that an abrupt change in the Fund’s Board could impair the orderly operation and oversight of the Fund.

Accountability to Stockholders.  The Board believes that Board Members elected to a classified board are no less accountable or responsive to stockholders than they would be if elected annually.  A Board Member has the same duties to the Fund, regardless of how often he or she stands for election.  The Board has implemented broad measures to ensure accountability of Board Members, by providing for annual evaluations of Board Member independence and an annual self-assessment of the Board’s performance.  In addition, the Fund’s Articles of Amendment and Restatement provide that any Board Member may be removed for cause by the affirmative vote of at least eighty percent (80%) of the shares outstanding and entitled to vote in the election of directors.  For these reasons, the Board believes that Board Members elected to three-year terms are not insulated from their responsibilities and are as accountable to stockholders as are Board Members who are elected annually.

Protection Against Hostile Takeovers and Unfair and Abusive Tactics.  A classified board reduces the Fund’s vulnerability to hostile takeover attempts by activist stockholders who may have interests that are not aligned with the best interests of the Fund and other stockholders.  Additionally, activist stockholders can use the threat of a proxy fight to pressure boards to take actions that produce short-term gains at the expense of strategies aimed at achieving meaningful long-term value for the Fund.  Especially in the context of closed-end funds, which are inherently more susceptible than operating companies to the manipulative tactics of well-financed activist hedge funds and other professional dissidents, the protections of a classified board are particularly important.  A classified board structure encourages activist stockholders to negotiate at arm’s-length with the Board.  Because only approximately one-third of the Fund’s Board Members are elected at any annual meeting of stockholders, at least two annual meetings would be required to effect a change in control of the Fund’s Board, giving the Board the time and leverage necessary to engage activist stockholders in good-faith, arm’s-length discussions and to negotiate the best result for the Fund and all stockholders.  Absent a classified board, an activist stockholder could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of shares of the Fund’s common stock to replace the entire Board with its own nominees at a single annual meeting.  Having a classified board does not prevent hostile takeover attempts, but it provides the Board with some protection against abusive tactics and artificial pressures and also provides the Board the time and opportunity to negotiate with activist stockholders and to make reasonable business judgments in the best interests of the Fund and all stockholders.

Required Vote; Recommendation of the Board of Directors

The stockholder proposal regarding Board declassification requires a majority of the votes cast at the Meeting, assuming a quorum is present.  Because Western Investment LLC owns a substantial number of shares of the Fund, its votes for this proposal may have a considerable impact on the outcome of the votes.  Abstentions and broker non-votes will have no effect on the outcome of the votes on this Proposal.

 As discussed above, the Board believes the stockholder proposal regarding Board declassification is NOT in the best interests of the Fund.  Accordingly, the Board unanimously recommends stockholders vote AGAINST the stockholder proposal regarding Board declassification as set forth in Proposal 2.

Independent Registered Public Accounting Firm

The Board, including the Independent Directors, has selected PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year.  PwC has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm.  PwC will not be represented at the Meeting.

The following table shows the amount of fees that PwC billed to (i) the Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund.

 Services that the Fund’s Independent Registered Public Accountant Billed to the Fund and

DIMA Entities

	Audit Fees Billed to	Audit Related Fees Billed to (2)		Tax Fees Billed to		All Other Fees Billed to (5)
Fiscal Year Ended December 31,	Fund(1)	Fund	DIMA Entities	Fund(3)	DIMA Entities(4)	Fund	DIMA Entities
2009	$59,200	$0	$2,000	$0	$0	$0	$0
2008	$63,000	$0	$0	$0	$19,000	$0	$0
_____________
(1)
“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)
“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.
(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.
(5)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services.  The following table shows the amount of fees that PwC billed during the Fund’s last two fiscal years for non-audit services.  The Audit Committee pre-approved all non-audit services that PwC provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting.  The Audit Committee requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to the DIMA Entities.  The Audit Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to Fund’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules.  In the first instance, an employee of PwC had power of attorney over an account which included DWS funds.  The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG.  In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG.  The trustee relationship has ceased.  PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund.  In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

Representatives of PwC are not expected to be present at the Meeting.

Audit Committee Report for DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

The Audit Committee of the Fund has provided the following report:

In connection with the audited financial statements as of and for the year ended December 31, 2009 included in the Fund’s Annual Report (the “Annual Report”), at a meeting held on February 18, 2010, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance), as amended. The independent registered public accounting firm provided to the Audit Committee the written disclosure and the letter required by Public Company Accounting Oversight Board Rule 3526

(Communication with Audit Committees Concerning Independence) and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

The members of the Audit Committee of the Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund’s Annual Report.

Submitted by the Audit Committee of the Fund’s Board of Directors.  For the period covered by this report, the Audit Committee of the Fund was comprised of: John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox, Kenneth C. Froewiss, William McClayton and William N. Searcy, Jr.

 Additional Information

Quorum and Required Vote.  Proxies are being solicited from the Fund’s stockholders by the Fund’s Board for the Meeting.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Class III Board Member nominees and AGAINST the stockholder proposal regarding Board declassification, and as the persons named in the proxy determine on such other business as may come before the Meeting.  In case any Class III Board Member nominee shall be unable or shall fail to act as a Board Member by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Board Members may recommend.  Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting.  The presence at the Meeting of a majority of the shares outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting.

Whether or not a quorum is present, the Meeting of the Fund may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken.  In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken.  On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interest of stockholders.  Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.  Adjournment will subject the Fund to additional expenses.  An adjournment may not extend beyond a date 120 days after the Record Date.  The tellers will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Proposal 1 requires the affirmative vote of a majority of the shares outstanding and entitled to vote.  Proposal 2 requires a majority of the votes cast at the Meeting, assuming a quorum is present.  For Proposal 1, abstentions and broker non-votes will have the effect of a vote against the Proposal.  For Proposal 2, abstentions and broker non-votes will have no effect on the Proposal.

Record Date and Method of Tabulation.  Stockholders of record at the close of business on May 21, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  As of the Record Date, shares of the Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting.

Share Ownership.  As of April 30, 2010, the Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

Stockholder Name and Address	Amount of Shares Owned	Percentage Owned
Western Investment LLC(1) 7050 South Union Park Center Suite 590 Midvale, Utah 84047	430,019	7.2%
(1)
 This information is based exclusively on information provided by such entity on Schedule 13D/A filed with respect to the Fund on April 5, 2010.  As members of a group for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Western Investment LLC, Arthur D. Lipson, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Western Investment Total Return Fund Ltd., Robert H. Daniels, Gregory R. Dube and Neil Chelo may be deemed to beneficially own the 431,519 shares owned in the aggregate by the group constituting approximately 7.2% of the Fund’s outstanding shares.

Collectively, the Directors and executive officers of the Fund own less than 1% of the Fund’s outstanding shares.  The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services.  Georgeson Inc. has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of [$_______], plus reimbursement of out-of-pocket expenses.

However, the exact cost will depend on the amount and types of services rendered. If the Fund record votes by telephone or through the Internet, they will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting.  Stockholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Stockholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, may elect to receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Georgeson Inc. toll-free at [1-800-________].  Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of a Fund may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals.  The Fund will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Georgeson Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-349-4281 or write to the Fund at 345 Park Avenue, New York, New York 10154.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person.  Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance.  Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC.  These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 2009, all filings were timely.

Investment Manager and Current Investment Management Agreement.

DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment adviser for the Fund and is part of DWS Investments. Under the oversight of the Board of the Fund, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations.  DIMA also provides administrative services to the Fund. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”) and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Pursuant to an Investment Advisory Agreement with DIMA, RREEF, with headquarters at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund’s investment advisor. Subject to the general supervision of the Fund’s Board of Directors and the Investment Manager, RREEF is responsible for managing the investment operations of the Fund and the composition of the Fund’s holdings of securities and other investments. RREEF was formed in 1975 and provides a full range of advisory services to primarily institutional clients, including corporate and public pension plans, foundations and endowments, Taft-Hartley funds, and private and public investment companies. RREEF, with corporate offices in Chicago, San Francisco and New York, is managed by more than 30 managing directors with an average of over 21 years of investment experience and employs approximately 100 real estate professionals. RREEF is the global real estate investment management arm of DeAM.

The Fund entered into an investment management agreement with DIMA on June 26, 2007.  The management agreement continues in effect from its initial term, but only if it is approved for continuance annually by the Board in accordance with the requirements of the 1940 Act.  The Board last voted to continue the management agreement in September 2009.  Under the management agreement, DIMA, or a subadvisor, directs the investments of the Fund in accordance with its investment objectives, policies and restrictions.  DIMA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.  In addition to portfolio management services, DIMA provides certain administrative services in accordance with the management agreement.  The management fee payable under the management agreement is equal to an annual rate of 0.90% of the Fund’s average daily managed assets (i.e., the net asset value of Fund common shares plus the liquidation preference of any Fund preferred shares and the principal amount of any borrowings used for leverage), computed and accrued daily and payable monthly.

 Stockholder Proposals

The Fund’s current bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current bylaws generally must be delivered to the Secretary of the Fund, John Millette, c/o Deutsche Asset Management, Inc., One Beacon Street, Boston, Massachusetts, 02108.  The Fund’s bylaws provide that, to be considered timely, such written notice must be delivered not later than 120 days nor earlier than 150 days prior to the first anniversary of the date on which the notice of the preceding year’s annual meeting was first given to stockholders; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (i) the 90th day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, if the Fund’s 2011 Annual Meeting is held within 30 days before or after July 12, 2011, a stockholder nomination or proposal intended to be considered at the 2011 Annual Meeting must be received by the Secretary of the Fund on or after [         ], 2011, and on or prior to [            ], 2011.  However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2011 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the Fund must receive it on or before [          ], 2011.  All nominations and proposals must be in writing and must conform to the requirements of the bylaws of the Fund.

 Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement.  The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A [WHITE] PROXY CARD, PLEASE CONTACT GEORGESON INC. AT [1-800-_____________].

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED [WHITE] PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED [WHITE] PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 24, 2010:

The Notice of Meeting, Proxy Statement and [White] Proxy Card are available at [https://www.envisionreports.com/dws]

APPENDIX

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of April 30, 2010, the Board Members and the officers of the Fund as a whole owned less than 1% of the outstanding shares of the Fund.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member in the Fund as of April 30, 2010.

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board Member as of [April 30], 2010.

Dollar Range of Equity Securities Beneficially Owned
	Independent Board Members												Interested Board Member
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth	Ingo Gefeke
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.	0	0	$1-$10,000	0	0	0	0	0	0	0	0	0	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

	Number of Shares Beneficially Owned
	Independent Board Members												Interested Board Member
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth	Ingo Gefeke
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.	0	0	162	0	0	0	0	0	0	0	0	0	0

A-1

EXHIBIT B

OFFICERS

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(6)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Michael G. Clark (1965) President, 2006-present(1)(3)
Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds;  Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke (1967) Executive Vice President, 2010-present(1)(3)
Managing Director(2), Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending.  Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative, Officer Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo (1997-1998)

John Millette (1962) Vice President and Secretary, 1999-present(1)	Director(2), Deutsche Asset Management

Paul H. Schubert (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present(1)(3)
Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present(1) Chief Legal Officer, 2010-present	Managing Director(2), Deutsche Asset Management

Rita Rubin (1970) Assistant Secretary, 2009-present(1)(4)
Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca (1957) Assistant Treasurer, 2007-present(1)	Director(2), Deutsche Asset Management (since 2006); formerly Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

B-1

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(6)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held

Jack Clark (1967) Assistant Treasurer, 2007- present(1)	Director(2), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Diane Kenneally (1966) Assistant Treasurer, 2007 – present(1)	Director(2), Deutsche Asset Management

Robert Kloby (1962) Chief Compliance Officer, 2006-present(1)(4)	Managing Director(2), Deutsche Asset Management

John Caruso (1965) Anti-Money Laundering Compliance Officer, 2010-present(1)(5)	Managing Director(2), Deutsche Asset Management

_____________
(1)
As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Fund within the meaning of the 1940 Act.  Interested persons receive no compensation from the Fund.

(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.
(4)	Address: 280 Park Avenue, New York, New York 10017.
(5)	Address: 60 Wall Street, New York, New York 10005
(6)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

B-2

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Board Member by the Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member from the DWS fund complex for the calendar year ended December 31, 2009.  Mr. Gefeke is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.  No Board Member of the Fund receives pension or retirement benefits from the Fund.

	Independent Board Members
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.	$348	$348	$348	$337	$396	$337	$348	$356	$337	$348	$337	$356
Total Compensation from Fund Complex(1)	$255,000	$255,000	$255,000	$240,000	$315,829(2)	$240,000	$255,000	$265,000	$240,000	$255,000	$240,000	$298,000
_____________
(1)	The fund complex is composed of 129 funds.
(2)	Includes $75,829 in annual retainer fees by Dr. Freeman as Chairperson of DWS funds.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 12, 2010

P R O X Y
The undersigned hereby appoints John Millette, Caroline Pearson and Rita Rubin, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on July 12, 2010, at 10:00 a.m., Eastern time, and at any adjournments thereof.  This proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.  The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES AND AGAINST THE STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION.

(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

THE FUND OFFERS STOCKHOLDERS OF RECORD

THREE WAYS TO SUBMIT YOUR PROXY

TELEPHONE PROXY	INTERNET PROXY	PROXY BY MAIL
This method of submitting a proxy is available for residents of the U.S., Puerto Rico and Canada.  On a touch tone telephone, call TOLL FREE 1-800-482-9730, 24 hours a day, 7 days a week.  Have this proxy card ready, then follow the prerecorded instructions.  Your vote will be confirmed and cast as you have directed.  Available 24 hours a day, 7 days a week until _______ p.m. Eastern Time on [____________], 2010.

Visit the Internet voting Web site at http://proxy.georgeson.com.  Have this proxy card ready and follow the instructions on your screen.  You will incur only your usual Internet charges.  Available 24 hours a day, 7 days a week until ______ p.m. Eastern Time on [_______], 2010.

Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1102, New York, NY 10269-0646.  If you are submitting your proxy by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X	Please mark votes as in this example

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES AND AGAINST PROPOSAL 2.
1.	Election of Board Members:
Class III
		(01) Kenneth C. Froewiss	FOR all nominees listed (except as noted on the line below) □	WITHHOLD authority to vote for all nominees □
(02) Rebecca W. Rimel
(03) William N. Searcy, Jr.
(04) Robert H. Wadsworth

___________________________________________________
(Instruction:  To withhold authority to vote for any individual nominee(s),

write the name(s) of the nominee(s) on the line above.)

2.	Stockholder proposal regarding board declassification.	FOR □	AGAINST □	ABSTAIN □

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 12, 2010:

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at https://www.envisionreports.com/______

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Date                                                                , 2010

Signature

Signature (if held jointly)
NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.  WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.